Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 334
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risk and Uncertainties
The Plan offers a number of investment options including the GE Stock Fund and a variety of investment funds, consisting of registered investment companies and collective funds. The registered investment companies and collective funds invest in U.S. equities, international equities and fixed income securities. Investment securities in general, are exposed to various risks, such as interest rate, credit and overall market volatility risk. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur (including in the near term) and that such changes could materially affect participant account balances and amounts reported in the statements of net assets available for plan benefits.
The Plan’s exposure to a concentration of credit risk is limited by the opportunity to diversify investments across multiple participant-directed fund elections including active and passively managed funds covering multiple asset classes. Additionally, the investments within each participant-directed fund election are further diversified into varied financial instruments, with the exception of the GE Stock Fund which primarily invests in a single security.
As of December 31, 2025 and 2024, the following investments each represents more than 10% of the fair value of the Plan's total investments.

	2025	2024
	(in thousands)
GE Aerospace Common Stock	$2,988,451	$1,763,873
U.S. Large-Cap Equity Index Fund	2,414,333	2,127,712
Russell 1000 Index Non-Lendable Fund	2,326,436	1,847,971
Non-U.S. Equity Index Fund	1,823,383	—
SSGA US Core Equity Fund	—	2,309,195